                                                                    Exhibit 4.19

                                     Waiver

          This Waiver dated as of July 30, 2002 (this "Waiver") is granted by the Requisite Lenders signatory hereto in connection with that certain Credit Agreement dated as of April 15, 2002 and amended as of a First Amendment dated as of May 17, 2002 and a Second Amendment dated as of June 10, 2002 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Exide Technologies, a Delaware corporation (the "Company"); Exide Delaware LLC, a Delaware limited liability company ("Exide LLC"); Exide Illinois, Inc., a Pennsylvania corporation ("Exide Illinois"); RBD Liquidation, LLC, a Delaware limited liability company ("RBD"; together with the Company, Exide LLC and Exide Illinois, the "Borrowers"); GNB Battery Technologies Japan, Inc., a Delaware corporation ("GNB"; and together with the Borrowers, the "Domestic Guarantors"); the Lenders party thereto; and Citicorp USA, Inc. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and temporarily waives certain provisions of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company has requested that a certain reporting covenant of the Credit Agreement and the resultant Event of Default be temporarily waived, all as more particularly set forth herein;

          WHEREAS, pursuant to Section 13.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to grant the waiver of the reporting provision of the Credit Agreement as requested by the Company;

          NOW, THEREFORE, in consideration of the above premises, the Borrowers, the Domestic Guarantors and the Lenders party hereto agree as follows:

          SECTION 1. Waiver of Certain Covenants of the Credit Agreement. This Waiver is, effective as of the Waiver Effective Date (as defined below) and subject to the terms and conditions set forth herein, hereby granted as follows:

          The Requisite Lenders hereby waive any Default or Event of Default that may have occurred due to the failure of the Company to deliver within 120 days after the end of its Fiscal Year the annual Consolidated and consolidating Financial Statements in the manner and form (including such analysis, discussion, narrative, reports, certifications and opinion) set forth in Section 6.1(c) of the Credit Agreement; provided, however, that if as of August 31, 2002 the Company has not delivered the annual financial information in conformity with Section 6.1(c) of the Credit Agreement, this Waiver shall be deemed null and void and shall cease to be of any further force and effect as of the date of this Waiver.

          SECTION 2. Conditions Precedent to the Effectiveness of this Waiver.

          This Waiver shall become effective as of the date hereof on the date (the "Waiver Effective Date") when the following conditions precedent have been satisfied:

               (a) Certain Documents. The Administrative Agent shall have received on or before the Waiver Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent and in sufficient originally executed copies for each of the Lenders:

               (i) this Waiver executed by sufficient Lenders to constitute the Requisite Lenders, each of the Loan Parties and the Administrative Agent;

               (ii) such additional documentation as the Administrative Agent or, if appropriate, the Requisite Lenders may reasonably require; and

               (iii) annual financial information for the Fiscal Year ended March 31, 2002 in form and substance reasonably satisfactory to the Administrative Agent.

               (b) Representations and Warranties. Each of the representations and warranties made by the Borrowers or the other Loan Parties in or pursuant to the Credit Agreement, other than as suspended by this Waiver, and the other Loan Documents to which the Borrowers or any of the other Loan Parties is a party or by which the Borrowers or any of the Loan Parties is bound, shall be true and correct in all material respects on and as of the Waiver Effective Date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

               (c) No Events of Default. Other than the Default being waived by this Waiver, no Event of Default or Default shall have occurred and be continuing on the Waiver Effective Date.

          SECTION 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that as of the date hereof, and after giving effect to the waiver contained herein, (a) no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Loan Party contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly limited to a specific date).

          SECTION 4. Reference to and Effect on the Loan Documents.

          (a) All of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in fill force and effect except as specifically waived hereby.

          (b) This Waiver is and shall be a Loan Document.

          (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy under the Credit Agreement or any of the Loan Documents of any Lender, any Issuer, the Administrative Agent, the Collateral Monitoring Agent, or the Swing Loan Lender nor constitute a waiver of any other provision of the Credit Agreement or any of the Loan Documents.

          SECTION 5. Fees, Costs and Expenses. The Borrowers and the Domestic Guarantors agree to pay on demand in accordance with the terms of Section 13.3 (Costs and

Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Waiver and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          SECTION 6. Execution in Counterparts. This Waiver may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 7. Affirmation of Guaranties. Each of the Domestic Guarantors hereby consents to the terms of this Waiver in its capacity as a guarantor under the Credit Agreement and agrees that the terms of this Waiver shall not affect in any way its obligations and liabilities under its Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 8. Governing Law. This Waiver shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, this Waiver has been duly executed on the date set forth above.

                                        EXIDE TECHNOLOGIES, A DEBTOR AND A
                                           DEBTOR IN POSSESSION
                                           As a Borrower and a Domestic
                                           Guarantor


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE DELAWARE LLC, A DEBTOR AND A
                                           DEBTOR IN POSSESSION
                                           as a Borrower and a Domestic
                                           Guarantor


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE ILLINOIS, INC., A DEBTOR AND A
                                           DEBTOR IN POSSESSION
                                           as a Borrower and a Domestic
                                           Guarantor


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        RBD LIQUIDATION, LLC, A DEBTOR AND A
                                           DEBTOR IN POSSESSION
                                           as a Borrower and a Domestic
                                           Guarantor


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GNB BATTERY TECHNOLOGIES JAPAN,
                                           INC., as a Domestic Guarantor


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Citicorp USA, Inc.,
                                           as Administrative Agent, Swing Loan
                                           Lender, Collateral Monitoring Agent,
                                           and a Lender

                                        By: /s/ Michael M. Schadt
                                            ------------------------------------
                                            Name:  MICHAEL M. SCHADT
                                            Title: Vice President
                                                   Asset Based Finance
                                                   (212)816-2432


                                        Citibank, N.A.,
                                           as Issuer


                                        By: /s/ Michael M. Schadt
                                            ------------------------------------
                                            Name:  MICHAEL M. SCHADT
                                            Title: Vice President
                                                   Asset Based Finance
                                                   (212)816-2432

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Other Lenders:

                                        CIT GROUP BUSINESS CREDIT


                                        By: /s/ Roderick Jhrrett
                                            ------------------------------------
                                            Name:  RODERICK JHRRETT
                                            Title: AVP


                                        THE BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BEAR STEARNS & CO., INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GE CAPITAL CFE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        LEHMAN COMMERCIAL PAPER, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Other Lenders:

                                        CIT GROUP BUSINESS CREDIT


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BEAR STEARNS & CO., INC.


                                        By: /s/ John E. McDermott
                                            ------------------------------------
                                            Name:  JOHN E. McDERMOTT
                                            Title: SENIOR MANAGING DIRECTOR


                                        GE CAPITAL CFE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        LEHMAN COMMERCIAL PAPER, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        SPCP GROUP LLC


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:  Illegible
                                            Title: CFO


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FOOTHILL INCOME TRUST, L.P.

                                        By: FIT GP, LLC, its General Partner


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title: Managing Member


                                        FOOTHILL INCOME TRUST II, L.P.

                                        By  FIT II GP, LLC, its General Partner


                                            By:
                                                -------------------------------
                                                Name:
                                                Title: Managing Member


                                        ENDURANCE CLO I, LTD.

                                        By: ING Capital Advisors LLC,
                                            as Portfolio Manager


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        SPCP GROUP LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By: /s/ Tracy McCaffrey
                                            ------------------------------------
                                            Name:  Tracy McCaffrey
                                            Title: Authorized Signatory


                                        FOOTHILL INCOME TRUST, L.P.

                                        By: FIT II GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        FOOTHILL INCOME TRUST II, L.P.

                                        By  FIT II GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        ENDURANCE CLO I, LTD.

                                        By: ING Capital Advisors LLC,
                                            as Portfolio Manager


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        SPCP GROUP LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FOOTHILL INCOME TRUST, L.P.

                                        By: FIT GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        FOOTHILL INCOME TRUST II, L.P.

                                        By  FIT GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        ENDURANCE CLO I, LTD.

                                        c/o ING Capital Advisors LLC, as
                                            Portfolio Manager


                                            By: /s/ Greg M. Masuda
                                                --------------------------------
                                                Name:  Greg M. Masuda CFA
                                                Title: Vice President

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                            ORYX CLO, LTD.

                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager


                                            By: /s/ Greg M. Masuda
                                                --------------------------------
                                            Name:  GREG M. MASUDA CFA
                                            Title: VICE PRESIDENT


                                        EATON VANCE INSTITUTIONAL SENIOR
                                        LOAN FUND

                                        By: Eaton Vance Management, as
                                            Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        GRAYSON & CO

                                        By: Boston Management and Research
                                            as Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research
                                            as Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management
                                            as Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        US BANK NATIONAL ASSOCIATION


                                        By: /s/ Kerina Graves
                                            ------------------------------------
                                            Name:  Kerina Graves
                                            Title: Vice President


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management
                                            as Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        US BANK NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/ Lindsay Gordon
                                            ------------------------------------
                                            Name:  Lindsay Gordon
                                            Title: Executive Director
                                                   ClBC World Markets Corp.
                                                   As Agent


                                        CIBC INC.


                                        By: /s/ Lindsay Gordon
                                            ------------------------------------
                                            Name:  Lindsay Gordon
                                            Title: Executive Director
                                                   ClBC World Markets Corp.
                                                   As Agent

                       [SIGNATURE PAGE TO WAIVER - EXIDE]